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                                                                    Exhibit 10.1

                                 March 16, 2001

Mr. Michael C. Mulica
Openwave Systems Inc.
800 Chesapeake Drive
Redwood City, CA 94061

         Amendment of Letter Agreement dated July 24, 2000

Dear Mike:

         Openwave has agreed to extend the employment protection rights described in the July 24, 2000 letter agreement between you and Phone.com, Inc. through June 30, 2002. Accordingly, the Employment Period now means the period through June 30, 2002.

         Please sign below to acknowledge and accept the terms of this Amendment and to agree that the terms of this Amendment supersede any conflicting terms in your Offer Letter from Phone.com dated October 4, 1999 and the July 24, 2000 letter agreement and that together these three documents constitute your entire agreement with respect to your employment with Openwave.

                                           Sincerely

                                           /s/ Donald J. Listwin
                                           President and Chief Executive Officer

ACCEPTED AND AGREED:

/s/ Michael C. Mulica
------------------------
Michael C. Mulica